UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 12, 2001



                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     0-25732
                            (Commission File Number)

                                   13-4146982
                      (I.R.S. Employer Identification No.)

                             2000 Westchester Avenue
                            Purchase, New York 10477
                                 (914) 701-8000
                   (Address, including zip code, and telephone
             number, including area code, of registrant's principal
                               executive offices)




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Item 5.  Other Events.

     On July 12, 2001, Atlas Air Worldwide Holdings, Inc. ("Atlas") announced that it has entered into an agreement to acquire Polar Air Cargo, Inc. from an affiliate of GE Capital Aviation Services. Consummation of the acquisition is subject to receipt of certain governmental approvals and other customary closing conditions.

     Atlas hereby incorporates by reference the press release attached hereto as
Exhibit 99.1.



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Item 7.  Financial Statements and Exhibits.

     c) The following Exhibits are filed as part of this report:


     EXHIBIT NO.                        DESCRIPTION

       99.1           Press release issued by the Registrant on July 12, 2001.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ATLAS AIR WORLDWIDE HOLDINGS, INC.
                               (Registrant)




Dated:  July 17, 2001          By:  /s/ Richard H. Shuyler
                                    --------------------------------------------
                                      Name:   Richard H. Shuyler
                                      Title:  Chief Executive Officer and
                                              Treasurer

                                  EXHIBIT INDEX

     EXHIBIT NO.                          DESCRIPTION

        99.1           Press release issued by the Registrant on July 12, 2001.




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